[USAA                      USAA EMERGING MARKETS FUND
EAGLE                    SUPPLEMENT DATED JULY 20, 2007
LOGO (R)]                   TO THE FUND'S PROSPECTUS
                              DATED AUGUST 1, 2006


The Boston Company has made changes to its portfolio management team. On pages 7-8 of the Fund's prospectus under the section entitled "Portfolio Managers" and The Boston Company subsection, delete the paragraphs referencing Clifford A. Smith, Andrew B. Johnson, and Parameswari Roychoudhury and insert the following new portfolio manager.

WARREN SKILLMAN, joined The Boston Company in 2005. He serves as a vice president and portfolio manager. As a member of the portfolio management team, Mr. Skillman provides research on emerging markets. Prior to joining The Boston Company, Mr. Skillman was a portfolio manager with Newgate Capital (2004 -
2005). There, he was head of Latin America and South Africa for Newgate's Global Emerging Markets strategy. Before working at Newgate, he spent several years at State Street Global Advisors (1997 - 2003), where he filled many roles, including Emerging Markets Portfolio Manager and Global Active Equity Product Analyst.


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